UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 23, 2022

Date of Report (Date of earliest event reported)

STAFFING 360 SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37575	68-0680859
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

757 Third Avenue

27th Floor

New York, NY 10017

(Address of principal executive offices)

(646) 507-5710

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	STAF	NASDAQ

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this report is incorporated herein by reference.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 23, 2022, Staffing 360 Solutions, Inc. (the “Company”) filed a Certificate of Amendment of Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of Delaware to effect a 1-for-10 reverse stock split of the shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), either issued and outstanding or held by the Company as treasury stock, effective as of 4:05 p.m. (Delaware time) on June 23, 2022 (the “Reverse Stock Split”). As reported below under Item 5.07 of this report, the Company held a special meeting of stockholders on June 23, 2022 (the “Special Meeting”), at which meeting the Company’s stockholders, approved the amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to effect a reverse stock split of the Company’s common stock at a ratio in the range of 1-for-2 to 1-for-20, with such ratio to be determined by the Company’s board of directors (the “Board”) and included in a public announcement. Following the Special Meeting, the Board determined to effect the Reverse Stock Split at a ratio of 1-for-10 and approved the corresponding final form of the Certificate of Amendment.

As a result of the Reverse Stock Split, every ten shares of issued and outstanding Common Stock will be automatically combined into one issued and outstanding share of Common Stock, without any change in the par value per share. No fractional shares will be issued as a result of the Reverse Stock Split. Any fractional shares that would otherwise have resulted from the Reverse Stock Split will be rounded up to the next whole number. The Reverse Stock Split will reduce the number of shares of Common Stock outstanding from 17,618,300 shares to approximately 1,761,830 shares, subject to adjustment for the rounding up of fractional shares. The number of authorized shares of Common Stock under the Certificate of Incorporation will remain unchanged at 200,000,000 shares.

Proportionate adjustments will be made to the number of shares of Common Stock that may be received upon conversion of the issued and outstanding shares of the Company’s Series H Convertible Preferred Stock, par value $0.00001 per share (“Series H Preferred Stock”). In addition, proportionate adjustments will be made to the per share exercise price and the number of shares of Common Stock that may be purchased upon exercise of outstanding stock options granted by the Company, and the number of shares of Common Stock reserved for future issuance under the Company’s 2014 Equity Incentive Plan, 2015 Omnibus Plan, 2016 Omnibus Plan and 2020 Omnibus Plan.

The Common Stock will begin trading on a reverse stock split-adjusted basis on The NASDAQ Capital Market on June 24, 2022. The trading symbol for the Common Stock will remain “STAF.” The new CUSIP number for the Common Stock following the Reverse Stock Split is 852387505.

For more information about the Reverse Stock Split, see the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on May 26, 2022 (the “Proxy Statement”), the relevant portions of which are incorporated herein by reference. The information set forth herein is qualified in its entirety by reference to the complete text of the Certificate of Amendment, a copy of which is filed with this report as Exhibit 3.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Special Meeting was held on June 23, 2022. As of the close of business on May 19, 2022, the record date for the Special Meeting, there were 17,618,300 shares of Common Stock, 9,000,000 shares of Series H Preferred Stock, voting on an as-converted basis, and 17,618.300 shares of shares of our Series J Preferred Stock, par value $0.00001 (“Series J Preferred Stock”) outstanding and entitled to vote on the proposals described below. The matters described below were submitted to a vote of the Company’s stockholders at the Special Meeting. Each proposal is described in detail in the Proxy Statement.

At the Special Meeting, the proposals set forth below were submitted to a vote of the Company’s stockholders. The final voting results are as follows:

1.	To approve an amendment to our amended and restated certificate of incorporation to effect, at the discretion of the Board but prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Special Meeting, a reverse stock split of all of the outstanding shares of our Common Stock, at a ratio in the range of 1-for-2 to 1-for-20, such ratio to be determined by the Board in its discretion and included in a public announcement (the “Reverse Stock Split Proposal”).

For	Against	Abstain
2,662,927,322	1,926,364,748	121,179,395

2.	To approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Reverse Stock Split Proposal.

For	Against	Abstain
2,694,890,876	1,846,102,648	169,477,941

For more information about the foregoing proposals, see the Proxy Statement, the relevant portions of which are incorporated herein by reference. The results reported above are final voting results. No other matters were considered or voted upon at the meeting.

Item 7.01 Regulation FD Disclosure.

On June 23, 2022, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by reference in such a filing. Furthermore, the furnishing of information under Item 7.01 of this Current Report on Form 8-K is not intended to constitute a determination by the Company that the information contained herein, including the exhibits hereto, is material or that the dissemination of such information is required by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Staffing 360 Solutions, Inc.
99.1	Press release, dated June 23, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2022	STAFFING 360 SOLUTIONS, INC.

	By:	/s/ Brendan Flood
Brendan Flood
Chairman, President and Chief Executive Officer